UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 25, 2020

(Date of earliest event reported)

BBCMS Mortgage Trust 2020-C7

(Central Index Key Number 0001812604)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Rialto Real Estate Fund IV – Debt, LP

(Central Index Key Number 0001788190)

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC

(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-06	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided

pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On June 25, 2020, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused (i) the issuance BBCMS Mortgage Trust 2020-C7, Commercial Mortgage Pass-Through Certificates, Series 2020-C7 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case, pursuant to a pooling and servicing agreement, dated as of June 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Parkmerced	4.9	4.2
525 Market Street	4.10	4.3
The Cove at Tiburon	4.11	4.4
Inland Self Storage Michigan Portfolio	4.12	N/A
Weston South Carolina Industrial Portfolio	4.13	N/A
ExchangeRight Net Leased Portfolio 32	4.14	N/A
Acuity Portfolio	4.15	4.5
F5 Tower	4.16	4.6
650 Madison Avenue	4.17	4.7
One Stockton	4.18	4.8
Vernon Tower	4.19	4.8

Wells Fargo Bank, National Association has appointed KeyBank National Association as a subservicer with respect to twenty-two (22) Mortgage Loans, representing approximately 34.4% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of June 1, 2020 and attached hereto as Exhibit 4.20, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated June 16, 2020 and as filed with the Securities and Exchange

Commission on June 25, 2020 (the “Prospectus”) under “Transaction Parties—The Primary Servicer—Summary of KeyBank Primary Servicing Agreement”.

The Certificates consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class S and Class R Certificates (the “Private Certificates”) and (iii) the Class RR Certificates.

The Public Certificates having an aggregate initial principal amount of $683,969,000, were sold to Barclays Capital Inc. (“Barclays”), KeyBanc Capital Markets Inc. (“KeyBanc”), SG Americas Securities, LLC (“SGAS”), Natixis Securities Americas LLC (“Natixis”), Bancroft Capital, LLC (“Bancroft”) and Academy Securities, Inc. (“Academy” and, together in such capacity with Barclays, KeyBanc, SGAS, Natixis and Bancroft, the “Underwriters”), pursuant to the underwriting agreement, dated as of June 12, 2020 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On June 25 2020, the Registrant also (i) sold the Private Certificates having an aggregate initial principal amount of $83,457,708, to Barclays, KeyBanc, SGAS, Natixis, Bancroft and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of June 12, 2020, between the Registrant, BCHI and the Initial Purchasers, (ii) transferred $18,419,322.17 initial principal amount of the Class RR Certificates to Barclays Bank PLC (“BBPLC”) acting as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of Barclays Capital Real Estate Inc. (“BCRE”), (iii) transferred $13,889,570.40 initial principal amount of the Class RR Certificates to KeyBank National Association (“KeyBank”) and (iv) transferred the RR Interest, having an initial principal amount of $8,081,987.66, to Societe Generale Financial Corporation (“SGFC”). The Private Certificates, Class RR Certificates and RR Interest were sold or transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2020-C7 (the “Issuing Entity”), a common law trust fund formed on June 25, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 49 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) BCRE pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of June 12, 2020, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) KeyBank pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of June 12, 2020, between the Registrant and KeyBank, (iii) SGFC pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of June 12, 2020, among the Registrant, Société Générale and SGFC, (iv) Rialto Real Estate Fund IV – Debt, LP (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of June 12, 2020, between the Registrant and Rialto and (v) Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of June 12, 2020, between the Registrant and NREC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the (i) sale of the Public Certificates by the Registrant to the Underwriters,

pursuant to the Underwriting Agreement, (ii) the sale of the Private Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, (iii) the transfer of $18,419,322.17 initial principal amount of the Class RR Certificates by the Registrant to BBPLC pursuant to the Barclays Mortgage Loan Purchase Agreement, (iv) the transfer of $13,889,570.40 initial principal amount of the Class RR Certificates by the Registrant to KeyBank pursuant to the KeyBank Mortgage Loan Purchase Agreement and (v) the transfer of the RR Interest to SGFC pursuant to the SGFC Mortgage Loan Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated June 16, 2020 and as filed with the Securities and Exchange Commission on June 25, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of June 16, 2020.

On June 12, 2020, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $683,969,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $7,021,244.34, were approximately $847,437,165.34. Of the expenses paid by the Registrant, approximately $82,897.04 were paid directly to affiliates of the Registrant, $50,000 in the form of fees were paid to the Underwriters, $125,000 were paid to or for the Underwriters and $6,763,347.30 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-226850) was originally declared effective on September 25, 2018.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of June 12, 2020, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., KeyBanc Capital Markets Inc., SG Americas Securities, LLC, Natixis Securities Americas LLC, Bancroft Capital, LLC and Academy Securities, Inc., as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of June 1, 2020, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, December 19, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Trust and Servicing Agreement, dated as of February 26, 2020, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.
Exhibit 4.4	Trust and Servicing Agreement, dated as of February 12, 2020, among SG Commercial Mortgage Securities, LLC, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.5	Trust and Servicing Agreement, dated as of March 10, 2020, among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as servicer, KeyBank National Association, as special servicer, and Citibank, N.A., as certificate administrator, custodian and trustee.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of February 1, 2020, among Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Trust and Servicing Agreement, dated as of December 8, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank N.A., as certificate administrator.
Exhibit 4.8	Pooling and Servicing Agreement, dated as of February 1, 2020, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Co-Lender Agreement, dated as of December 5, 2019, by and among Barclays Bank PLC, as Note A-1 Holder, Citi Real Estate Funding Inc., as Note A-2 Holder, Barclays Bank PLC, as Note A-3 Holder, Citi Real Estate Funding Inc., as Note A-4 Holder, Barclays Bank PLC, as Note A-5 Holder, Citi Real Estate Funding Inc., as Note A-6 Holder, Barclays Bank PLC, as Note A-7 Holder, Citi Real Estate Funding Inc., as Note A-8 Holder, Barclays Bank PLC, as Note B-1 Holder, Citi Real Estate Funding Inc., as Note B-2 Holder, Barclays Capital Real Estate Inc., as Note C-1 Holder, and Citi Real Estate Funding Inc., as Note C-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of February 26, 2020, by and among Barclays Bank PLC, as Note A-1 and Note A-2 Holder, Barclays Capital Real Estate Inc., as Initial Note A-3 Holder, Initial Note A-8 Holder and Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-9 Holder and Initial Note B-2 Holder, and Wells Fargo Bank, National Association, as Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-10 Holder and Initial Note B-3 Holder.
Exhibit 4.11	Agreement Between Noteholders, dated as of February 12, 2020, by and between Societe Generale Financial Corporation, as Initial Note A-1A Holder, Societe Generale Financial Corporation, as Initial Note A-1B Holder, Societe Generale Financial Corporation, as Initial Note A-1C Holder, and Societe Generale Financial Corporation, as Initial Note A-2 Holder.
Exhibit 4.12	Agreement Between Noteholders, dated as of February 4, 2020, by and among KeyBank National Association, as Initial Note A-1 Holder, and KeyBank National Association, as Initial Note A-2 Holder.
Exhibit 4.13	Agreement Between Noteholders, dated as of May 29, 2020, by and among KeyBank National Association, as Initial Note A-1 Holder, and KeyBank National Association, as Initial Note A-2 Holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of June 25, 2020, by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder, and Societe Generale Financial Corporation, as Initial Note A-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of March 17, 2020, by and among Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note B-1 Holder, and KeyBank National Association, as Initial Note A-2 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note B-2 Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of February 19, 2020, by and among Barclays Capital Real Estate Inc., as Initial Note A-1-A Holder and Initial Note B-1 Holder, Barclays Bank PLC, as Initial Note A-1-B Holder and Initial Note A-1-C Holder, and DBR Investments Co. Limited, as Initial Note A-2 Holder and Initial Note B-2 Holder.
Exhibit 4.17	Agreement Between Noteholders, dated as of November 26, 2019, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-4 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder and Initial Note A-5 Holder, Barclays Capital Real Estate Inc., as Initial Note A-3 Holder and Initial Note A-6 Holder, BMO Harris Bank N.A., as Initial Note A-7 Holder, Citi Real Estate Funding Inc., as Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note B-2 Holder, Barclays Capital Real Estate Inc., as Initial Note B-3 Holder, and BMO Harris Bank N.A., as Initial Note B-4 Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of February 4, 2020, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, Barclays Capital Real Estate Inc., as Initial Note A-2 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-3 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of January 27, 2020, by and between BSPRT CMBS Finance, LLC, as Note A-1 Holder, and BSPRT CMBS Finance, LLC, as Note A-2 Holder.
Exhibit 4.20	Primary Servicing Agreement, dated as of June 1, 2020, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 25, 2020.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 25, 2020 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 16, 2020.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 12, 2020, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 12, 2020, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of June 12, 2020, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of June 12, 2020, between Rialto Real Estate Fund IV – Debt, LP, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of June 12, 2020, between Natixis Real Estate Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2020	Barclays Commercial Mortgage
Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Officer

BBCMS 2020-C7: FORM 8-K